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                                                                    Exhibit 23.1


                       CONSENT OF STROOCK & STROOCK & LAVAN LLP

     We hereby consent to the use in the Registration Statement on Form S-11 of LASER Mortgage Management, Inc. of the reference to us under the heading "Legal Matters."


                                        STROOCK & STROOCK & LAVAN LLP